EXHIBIT 99.2

   STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Timothy F. Kahn, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Dreyer's Grand Ice Cream, Inc., and, except as corrected or supplemented in a subsequent covered report:

o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

o Annual Report on Form 10-K for the Fiscal Year Ended December 29, 2001 of Dreyer's Grand Ice Cream, Inc.;

o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Dreyer's Grand Ice Cream, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

o     any amendments to any of the foregoing.




/s/ Timothy F. Kahn
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Timothy F. Kahn                                   Subscribed and sworn before me
                                                  this 7th day of August 2002.
                                                       ---        -----------
Vice President-Finance and Administration and
Chief Financial Officer (Principal Financial
Officer)                                          /s/ Raelene Hunter
August 7, 2002                                    ------------------
                                                  Raelene Hunter, Notary Public
                                                  My Commission Expires: 6/29/05
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